Operating and Direct Financing Leases	12 Months Ended
Dec. 31, 2013
Text Block [Abstract]
Operating and Direct Financing Leases
9.	Operating and Direct Financing Leases

Charters-in

As at December 31, 2013, minimum commitments to be incurred by the Company under vessel operating leases by which the Company charters-in vessels were approximately $78.7 million, comprised of $43.7 million (2014), $16.4 million (2015), $9.1 million (2016), $9.1 million (2017), and $0.4 million (2018). The Company recognizes the expense from these charters, which is included in time-charter hire expense, on a straight-line basis over the firm period of the charters.

Charters-out

Time-charters and bareboat charters of the Company’s vessels to third parties (except as noted below) are accounted for as operating leases. Certain of these charters provide the charterer with the option to acquire the vessel or the option to extend the charter. As at December 31, 2013, minimum scheduled future revenues to be received by the Company on time-charters and bareboat charters then in place were approximately $9.6 billion, comprised of $1.2 billion (2014), $1.2 billion (2015), $1.2 billion (2016), $1.2 billion (2017), $1.0 billion (2018) and $3.8 billion (thereafter). The minimum scheduled future revenues should not be construed to reflect total charter hire revenues for any of the years. Minimum scheduled future revenues do not include revenue generated from new contracts entered into after December 31, 2013, revenue from unexercised option periods of contracts that existed on December 31, 2013 or variable or contingent revenues. In addition, minimum scheduled future revenues presented in this paragraph have been reduced by estimated off-hire time for scheduled periodic maintenance. The amounts may vary given future events such as unscheduled vessel maintenance.

The carrying amount of the vessels accounted for as operating leases at December 31, 2013, was $6.4 billion (2012—$6.1 billion). The cost and accumulated depreciation of the vessels employed on operating leases as at December 31, 2013 were $8.2 billion (2012—$7.8 billion) and $1.8 billion (2012—$1.7 billion), respectively.

Operating Lease Obligations

Teekay Tangguh Subsidiary

The Company’s subsidiary Teekay LNG owns a 99% interest in Teekay Tangguh, which owns a 70% interest in Teekay Tangguh Subsidiary, essentially giving Teekay LNG a 69% interest in the Teekay Tangguh Subsidiary. As at December 31, 2013, the Teekay Tangguh Subsidiary was a party to operating leases whereby it is leasing its two LNG carriers (or the Tangguh LNG Carriers) to a third party company (or Head Leases). The Teekay Tangguh Subsidiary is then leasing back the LNG carriers from the same third party company (or Subleases). Under the terms of these leases, the third party company claims tax depreciation on the capital expenditures it incurred to lease the vessels. As is typical in these leasing arrangements, tax and change of law risks are assumed by the Teekay Tangguh Subsidiary. Lease payments under the Subleases are based on certain tax and financial assumptions at the commencement of the leases. If an assumption proves to be incorrect, the lease payments are increased or decreased under the Sublease to maintain the agreed after-tax margin. The Teekay Tangguh Subsidiary’s carrying amount of this tax indemnification as at December 31, 2013 and December 31, 2012 was $8.9 million and $9.4 million, respectively, and is included as part of other long-term liabilities in the consolidated balance sheets of the Company. The tax indemnification is for the duration of the lease contract with the third party plus the years it would take for the lease payments to be statute barred, and ends in 2033. Although there is no maximum potential amount of future payments, the Teekay Tangguh Subsidiary may terminate the lease arrangements on a voluntary basis at any time. If the lease arrangements terminate, the Teekay Tangguh Subsidiary will be required to pay termination sums to the third party company sufficient to repay the third party company’s investment in the vessels and to compensate it for the tax effect of the terminations, including recapture of any tax depreciation. The Head Leases and the Subleases have 20 year terms and are classified as operating leases. The Head Lease and the Sublease for the two Tangguh LNG Carriers commenced in November 2008 and March 2009, respectively.

As at December 31, 2013, the total estimated future minimum rental payments to be received and paid under the lease contracts are as follows:

Year	Head Lease Receipts(1)	Sublease Payments(1)(2)
2014	28,828	24,779
2015	22,188	24,779
2016	21,242	24,779
2017	21,242	24,779
2018	21,242	24,779
Thereafter	217,821	254,105

Total	$332,563	$378,000

(1)	The Head Leases are fixed-rate operating leases while the Subleases have a small variable-rate component. As at December 31, 2013, the Teekay Tangguh Subsidiary had received $177.8 million of aggregate Head Lease receipts and had paid $115.4 million of aggregate Sublease payments. The portion of the Head Lease receipts that haven’t been recognized into earnings are deferred and amortized on a straight line basis over the lease terms and as at December 31, 2013, $43.0 million of Head Lease receipts had been deferred and included in other long-term liabilities in the Company’s consolidated balance sheets.
(2)	The amount of payments under the Subleases are updated annually to reflect any changes in the lease payments due to changes in tax law.

Net Investment in Direct Financing Leases

The time-charters for two of the Company’s LNG carriers, one FSO unit and equipment that reduce volatile organic compound emissions (or VOC equipment) are accounted for as direct financing leases. In addition, in September and November 2013, Teekay LNG acquired two 155,900-cubic meter LNG carriers (or Awilco LNG Carriers) from Norway-based Awilco LNG ASA (or Awilco) and chartered them back to Awilco on a five- and four-year fixed-rate bareboat charter contract (plus a one year extension option), respectively, with Awilco holding a fixed-price purchase obligation at the end of the charter. The bareboat charters with Awilco are accounted for as direct financing leases. The purchase price of each vessel was $205 million less a $51.0 million upfront prepayment of charter hire by Awilco (inclusive of a $1.0 million upfront fee), which is in addition to the daily bareboat charter rate. The following table lists the components of the net investments in direct financing leases:

	December 31, 2013 $	December 31, 2012 $

Total minimum lease payments to be received	1,024,187	675,013
Estimated unguaranteed residual value of leased properties	203,465	203,465
Initial direct costs and other	1,379	1,409
Less unearned revenue	(501,769)	(443,286)

Total	727,262	436,601
Less current portion	21,545	12,303

Long-term portion	705,717	424,298

As at December 31, 2013, minimum lease payments to be received by the Company in each of the next five years following 2013 were $81.5 million (2014), $83.6 million (2015), $83.9 million (2016), $207.9 million (2017), and $173.7 million (2018). The VOC equipment leases are scheduled to expire in 2014, the FSO contract is scheduled to expire in 2017, the LNG time-charters are both scheduled to expire in 2029 and the two LNG carriers under the Awilco LNG carrier leases expire in 2017 and 2018.